UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2016
NuStar Energy L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West San Antonio, Texas 78257
(Address of principal executive offices)

(210) 918-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2016, the common unitholders of NuStar Energy L.P. (the “Partnership”), upon the recommendation of the Board of Directors of NuStar GP, LLC, the general partner of the general partner of the Partnership, approved the NuStar GP, LLC Fifth Amended and Restated 2000 Long-Term Incentive Plan (the “Amended Plan”).

The Amended Plan: (1) permits common units available for issuance under the Amended Plan to be newly issued in addition to outstanding common units acquired from an affiliate; (2) permits the granting of unit awards, which awards may be subject to vesting (including requirements for continued service) and forfeiture requirements; (3) makes certain technical changes for tax law and accounting purposes; and (4) extends the term of the Amended Plan for ten years from the new effective date of January 28, 2016.

A summary of the Amended Plan is set forth under the caption “Proposal 1 The Amended Plan” in the Partnership’s definitive proxy statement filed with the Securities and Exchange Commission on December 17, 2015 (the “Proxy Statement”) and is incorporated herein by reference. The summary of the Amended Plan set forth therein does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Plan, which is filed as Appendix A to the Proxy Statement and incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

A Special Meeting of Unitholders (the “Special Meeting”) of the Partnership was held on January 28, 2016. A total of 45,445,335 of the Partnership’s common units were present or represented by proxy at the Special Meeting, representing approximately 58.35% of all the votes entitled to be cast at the Special Meeting. The matters submitted for a vote and the related results are as follows:
Proposal No. 1 - Approval of the Amended Plan. The results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,827,838	1,302,428	315,067	0

Proposal No. 2 - Approval of the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the Amended Plan. The results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,605,236	1,585,315	254,784	0

Pursuant to the foregoing votes: (1) the Amended Plan was approved; and (2) the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies was approved.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Exhibit

Exhibit 10.1
NuStar GP, LLC Fifth Amended and Restated 2000 Long-Term Incentive Plan, as amended and restated as of January 28, 2016 (incorporated by reference to Appendix A to NuStar Energy L.P.’s Proxy Statement on Schedule 14A filed on December 17, 2015).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: January 29, 2016			By:	/s/ Amy L. Perry
			Name:	Amy L. Perry
			Title:	Senior Vice President, General Counsel - Corporate & Commercial Law and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

Exhibit 10.1
NuStar GP, LLC Fifth Amended and Restated 2000 Long-Term Incentive Plan, as amended and restated as of January 28, 2016 (incorporated by reference to Appendix A to NuStar Energy L.P.’s Proxy Statement on Schedule 14A filed on December 17, 2015).

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